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                      METROPOLITAN LIFE INSURANCE COMPANY

          UL II -Flexible Premium Multifunded Life Insurance Policies

                     Supplement Dated February 18, 2004 to
                         Prospectus Dated May 1, 1993

This supplement updates certain information contained in the last prospectus you received. The last prospectus you received was dated May 1, 1993 and was supplemented on May 1, 1994, May 1, 1997, May 1, 1998, May 1, 2002, and May 1, 2003. You should read and retain this supplement with your Policy. We will send you an additional copy of your most recent prospectus (and any previous supplements thereto), without charge, on written request sent to MetLife, P.O. Box 336, Warwick, RI 02887-0336. New UL II Policies are no longer available for sale.

Valuation Date

Notwithstanding anything to the contrary in your last prospectus, the Valuation Date is each day on which the New York Stock Exchange is open for trading. The Valuation Date is used to determine when your requests, premium payments and other instructions and notifications are effective. Generally, they are effective at the end of the Valuation Period during which we receive them at our Designated Office. A Valuation Period is the period between two successive Valuation Dates. It begins at the close of regular trading on the New York Stock Exchange on a Valuation Date and ends at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date. The close of regular trading is 4:00 p.m., Eastern Time on most days.


































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